                                                                    EXHIBIT 24.1
                                                               POWER OF ATTORNEY


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Sterling K. Ainsworth, Gordon H. Link, Jr. and Kai Larson, and each of them, his attorneys-in-fact, with full power of substitution, for him in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-3 in connection with the registration by NaPro BioTherapeutics, Inc. a Delaware corporation (the "Company"), of securities ("Securities") on behalf of certain Selling Stockholder, and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and sale of the Securities with Blue Sky authorities and with the National Association of Securities Dealers, Inc.; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


     Signatures                                       Date
     ----------                                       ----

____________________________                    December __, 1997
Sterling K. Ainsworth, Ph.D.

____________________________                    December __, 1997
Leonard P. Shaykin

____________________________                    December __, 1997
Gordon H. Link, Jr.

____________________________                    December __, 1997
Robert L. Poley

____________________________                    December __, 1997
Patricia A. Pilia, Ph.D.

____________________________                    December __, 1997
E. Garrett Bewkes, Jr.

____________________________                    December __, 1997
Richard C. Pfenniger, Jr.

\s\ Arthur H. Hayes, Jr. M.D.                   December 3, 1997
-----------------------------
Arthur H. Hayes, Jr. M.D.

\s\ Mark B. Hacken                              December 3, 1997
------------------
Mark B. Hacken

\s\ Vaughn D. Bryson                            December 15, 1997
--------------------
Vaughn D. Bryson